IMH ASSETS CORP.,

                                   DEPOSITOR,

                                       AND

                      DEUTSCHE BANK NATIONAL TRUST COMPANY,

                                 GRANTOR TRUSTEE

                      -------------------------------------

                             GRANTOR TRUST AGREEMENT

                          DATED AS OF JANUARY 28, 2005

                      -------------------------------------

                                IMH ASSETS CORP.
                   IMPAC CMB GRANTOR TRUST 2005-1-1 THROUGH 8,
                    GRANTOR TRUST CERTIFICATES, SERIES 2005-1

                               ------------------

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ARTICLE I

    Definitions................................................................2

ARTICLE II

    Conveyance of Underlying Class A-IO Bonds, Class M Bonds and Class B
         Bonds; Original Issuance of Certificates 7
         Section 2.01 CONVEYANCE OF UNDERLYING CLASS A-IO BONDS,
         CLASS M BONDS AND CLASS B BONDS TO GRANTOR TRUSTEE....................7
         Section 2.02  ACCEPTANCE BY GRANTOR TRUSTEE...........................8
         Section 2.03  REPRESENTATIONS AND WARRANTIES
         CONCERNING THE DEPOSITOR..............................................8

ARTICLE III

    Accounts..................................................................10
         Section 3.01  PAYMENT ACCOUNT........................................10
         Section 3.02  PERMITTED WITHDRAWALS AND
         TRANSFERS FROM THE PAYMENT ACCOUNTS..................................10

ARTICLE IV

    Certificates..............................................................10
         Section 4.01  CERTIFICATES...........................................10
         Section 4.02  REGISTRATION OF TRANSFER AND
         EXCHANGE OF CERTIFICATES.............................................12
         Section 4.03  MUTILATED, DESTROYED, LOST OR STOLEN
         CERTIFICATES.........................................................14
         Section 4.04  PERSONS DEEMED OWNERS..................................14
         Section 4.05  ERISA RESTRICTIONS.....................................15

ARTICLE V

    Payments to Certificateholders............................................15
         Section 5.01  PAYMENTS ON THE CERTIFICATES...........................15
         Section 5.02  ALLOCATION OF LOSSES...................................15
         Section 5.03  PAYMENTS...............................................16
         Section 5.04  STATEMENTS TO CERTIFICATEHOLDERS.......................16

ARTICLE VI

    Indemnification...........................................................17
         Section 6.01  INDEMNIFICATION OF THE GRANTOR TRUSTEE.................17

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ARTICLE VII

    Concerning the Grantor Trustee............................................17
         Section 7.01  DUTIES OF GRANTOR TRUSTEE..............................17
         Section 7.02  CERTAIN MATTERS AFFECTING THE
         GRANTOR TRUSTEE......................................................19
         Section 7.03  GRANTOR TRUSTEE NOT LIABLE FOR
         CERTIFICATES OR MORTGAGE LOANS.......................................20
         Section 7.04  GRANTOR TRUSTEE MAY OWN CERTIFICATES...................21
         Section 7.05  GRANTOR TRUSTEE'S FEES AND EXPENSES....................21
         Section 7.06  ELIGIBILITY REQUIREMENTS FOR
         GRANTOR TRUSTEE......................................................21
         Section 7.07  INSURANCE..............................................21
         Section 7.08  RESIGNATION AND REMOVAL OF THE
         GRANTOR TRUSTEE......................................................22
         Section 7.09  SUCCESSOR GRANTOR TRUSTEE..............................22
         Section 7.10  MERGER OR CONSOLIDATION OF
         GRANTOR TRUSTEE......................................................23
         Section 7.11  APPOINTMENT OF CO-GRANTOR
         TRUSTEE OR SEPARATE GRANTOR TRUSTEE..................................23
         Section 7.12  FEDERAL INFORMATION RETURNS AND REPORTS
         TO CERTIFICATEHOLDERS; GRANTOR TRUST ADMINISTRATION..................24

ARTICLE VIII

    Termination...............................................................25
         Section 8.01  TERMINATION UPON REPURCHASE BY
         THE DEPOSITOR OR ITS DESIGNEE OR LIQUIDATION
         OF THE MORTGAGE LOANS................................................25

ARTICLE IX

    Miscellaneous Provisions..................................................26
         Section 9.01  INTENT OF PARTIES......................................26
         Section 9.02  ACTION UNDER UNDERLYING DOCUMENTS......................26
         Section 9.03  AMENDMENT..............................................26
         Section 9.04  RECORDATION OF AGREEMENT...............................27
         Section 9.05  LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS.............27
         Section 9.06  ACTS OF CERTIFICATEHOLDERS.............................28
         Section 9.07  GOVERNING LAW..........................................29
         Section 9.08  NOTICES................................................29
         Section 9.09  SEVERABILITY OF PROVISIONS.............................30
         Section 9.10  SUCCESSORS AND ASSIGNS.................................30
         Section 9.11  ARTICLE AND SECTION HEADINGS...........................30
         Section 9.12  COUNTERPARTS...........................................30


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                                                                            Page
                                                                            ----

         Section 9.13  NOTICE TO RATING AGENCIES..............................30

EXHIBITS
Exhibit A-1 - Form of Class M Certificate
Exhibit A-2 - Form of Class A-IO Certificate
Exhibit A-3 - Form of Class B Certificate
Exhibit B-1 - Copies of Underlying Bonds
Exhibit B-2 - Copies of Underlying Class A-IO Bonds
Exhibit B-3 - Copies of Underlying Class B Bonds
Exhibit C - Underlying Operative Documents

                             GRANTOR TRUST AGREEMENT

      Grantor Trust Agreement dated January 28, 2005, between IMH Assets Corp., a California corporation, as Depositor (the "Depositor") and Deutsche Bank National Trust Company, a national banking association, not in its individual capacity but solely as grantor trustee (the "Grantor Trustee").

                              PRELIMINARY STATEMENT

      On the Closing Date, the Depositor will acquire the Underlying Bonds. On the Closing Date, the Depositor will (i) transfer the Underlying Class M-1-1 Bonds and Class M-1-2 Bonds to Impac CMB Grantor Trust 2005-1-1 and receive the Class M-1 Certificates evidencing the entire beneficial ownership interest in Trust Fund 1; (ii) transfer the Underlying Class M-2-1 Bonds and Class M-2-2 Bonds to Impac CMB Grantor Trust 2005-1-2 and receive the Class M-2 Certificates evidencing the entire beneficial ownership interest in Trust Fund 2; (iii) transfer the Underlying Class M-3-1 Bonds and Class M-3-2 Bonds to Impac CMB Grantor Trust 2005-1-3 and receive the Class M-3 Certificates evidencing the entire beneficial ownership interest in Trust Fund 3; (iv) transfer the Underlying Class M-4-1 Bonds and Class M-4-2 Bonds to Impac CMB Grantor Trust 2005-1-4 and receive the Class M-4 Certificates evidencing the entire beneficial ownership interest in Trust Fund 4; (v) transfer the Underlying Class M-5-1 Bonds and Class M-5-2 Bonds to Impac CMB Grantor Trust 2005-1-5 and receive the Class M-5 Certificates evidencing the entire beneficial ownership interest in Trust Fund 5, (vi) transfer the Underlying Class M-6-1 Bonds and Class M-6-2 Bonds to Impac CMB Grantor Trust 2005-1-6 and receive the Class M-6 Certificates evidencing the entire beneficial ownership interest in Trust Fund 6, (vii) transfer the Underlying Class B-1 Bonds and Class B-2 Bonds to Impac CMB Grantor Trust 2005-1-7 and receive the Class B Certificates evidencing the entire beneficial ownership interest in Trust Fund 7, and (viii) transfer the Underlying Class A-IO-1 Bonds and Class A-IO-2 Bonds to Impac CMB Grantor Trust 2005-1-8 and receive the Class A-IO Certificates evidencing the entire beneficial ownership interest in Trust Fund 8.

      The Grantor Trustee on behalf of each Trust shall make an election for the assets constituting the related Trust Fund to be treated for federal income tax purposes as a grantor trust.

      In consideration of the mutual agreements herein contained, the Depositor and the Grantor Trustee agree as follows:

                                    ARTICLE I

                                   Definitions

      Whenever used in this Agreement, the following words and phrases, unless otherwise expressly provided or unless the context otherwise requires, shall have the meanings specified in this Article. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions attached as Appendix A to the Indenture.

      AGREEMENT: This Grantor Trust Agreement and all amendments hereof and supplements hereto.

      ASSUMED FINAL PAYMENT DATE: April 25, 2035, or if such day is not a Business Day, the next succeeding Business Day.

      AVAILABLE FUNDS: With respect to any Payment Date and each Certificate, the sum of any payments received by the Grantor Trustee from the related Underlying Bonds minus the fees, expenses and indemnity amounts owed the Grantor Trustee.

      BOOK-ENTRY CERTIFICATES: Beneficial interests in the Certificates, ownership and transfers of which shall be made through book entries by the Depository as described in Section 4.01 of the Grantor Trust Agreement.

      CERTIFICATE: Any grantor trust certificate evidencing a beneficial ownership interest in the related Trust Fund signed and countersigned by the Grantor Trustee in substantially the form annexed hereto as Exhibit A, with the blanks therein appropriately completed.

      CERTIFICATE OWNER: Any Person who is the beneficial owner of a Certificate registered in the name of the Depository or its nominee.

      CERTIFICATE REGISTER: The register maintained pursuant to Section 4.02(a).

      CERTIFICATEHOLDER: A Holder of a Certificate.

      CLASS: With respect to the Grantor Trust Certificates, M-1, M-2, M-3, M-4, M-5, M-6, B or A-IO-1.

      CLOSING DATE: January 28, 2005.

      CODE: The Internal Revenue Code of 1986, as amended.

      CORPORATE TRUST OFFICE: The office of the Grantor Trustee at which at any particular time its corporate trust business is administered, which office, at the date of the execution of this Agreement, is located at (A) for Certificate transfer and surrender purposes, the office of the Grantor Trustee's agent, DTC Transfer Services, 55 Water Street, Jeanette Park Entrance, New York, New York, 10041, and (B) for all other purposes, Deutsche Bank National Trust Company, 1761 E. St. Andrew Place, Santa Ana, California 92705, Attention: Trust Administration - IM0501.

      CURRENT PRINCIPAL AMOUNT: With respect to any Certificate (other than the Class A-IO Certificates) as of any Payment Date, the initial principal amount of such Certificate, and reduced by (i) all amounts distributed on previous Payment Dates on such Certificate with respect to principal and (ii) the principal portion of all Underlying Realized Losses allocated prior to such Payment Date to such Certificate. With respect to the Certificates in the aggregate, the Current Principal Amount thereof will equal the sum of the Current Principal Amounts of all Certificates.

      CURRENT NOTIONAL AMOUNT: With respect to the Class A-IO Certificates, immediately prior to the related Payment Date, for the February 2005 Payment Date, is $1,250,000,000, for the March 2005 Payment Date, $1,186,829,827, for
the April 2005 Payment Date, $1,099,349,173, for the May 2005 Payment Date, $1,018,316,110, for the June 2005 Payment Date, $943,254,797, for the July 2005
Payment Date, $873,725,325, and for each Payment Date thereafter, $0.

      CUT-OFF DATE: January 1, 2005.

      DEPOSITORY: The Depository Trust Company, the nominee of which is Cede & Co., or any successor thereto.

      DEPOSITORY AGREEMENT: The meaning specified in Subsection 4.01(a) hereof.

      DEPOSITORY PARTICIPANT: A broker, dealer, bank or other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

      DESIGNATED DEPOSITORY INSTITUTION: A depository institution (commercial bank, federal savings bank mutual savings bank or savings and loan association) or trust company (which may include the Grantor Trustee), the deposits of which are fully insured by the FDIC to the extent provided by law.

      DBRS: Dominion Bond Rating Service, Inc.

      DTC CUSTODIAN: Deutsche Bank National Trust Company, or its successors in interest as custodian for the Depository.

      FDIC: Federal Deposit Insurance Corporation or any successor thereto.

      FRACTIONAL UNDIVIDED INTEREST: With respect to each Class of Certificates, the fractional undivided interest evidenced by any Certificate, the numerator of which is the Current Principal Amount or Current Notional Amount of such Certificate and the denominator of which is the aggregate Current Principal Amount or Current Notional Amount of the related Class of such Certificate.

      GRANTOR TRUST: Any of the Trusts.

      GRANTOR TRUSTEE: Deutsche Bank National Trust Company, or its successor in interest, or any successor trustee appointed as herein provided.

      HOLDER: The Person in whose name a Certificate is registered in the Certificate Register, except that solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or the Grantor Trustee or any Affiliate thereof shall be deemed not to be outstanding and the Fractional Undivided Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Fractional Undivided Interests necessary to effect any such consent has been obtained.

      INDEMNIFIED PERSONS: The Grantor Trustee and its officers, directors, agents and employees and any separate co-trustee and its officers, directors, agents and employees.

      INDEPENDENT: When used with respect to any specified Person, this term means that such Person (a) is in fact independent of the Depositor and of any Affiliate of the Depositor (b) does not have any direct financial interest or any material indirect financial interest in the Depositor or any Affiliate of the Depositor and (c) is not connected with the Depositor or any Affiliate as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

      INTEREST ACCRUAL PERIOD: With respect to any Payment Date and the Certificates, (i) with respect to the Payment Date in February 2005, the period commencing on the Closing Date and ending on the day preceding the Payment Date in February 2005, and (ii) with respect to any Payment Date after the Payment Date in February 2005, the period commencing on the Payment Date in the month immediately preceding the month in which that Payment Date occurs and ending on the day preceding that Payment Date.

      LIBOR: LIBOR as determined by the Underlying Indenture Trustee pursuant to the Underlying Indenture.

      MOODY'S: Moody's Investors Service, Inc. or its successor in interest.

      OPINION OF COUNSEL: A written opinion of counsel who is or are acceptable to the Grantor Trustee and who, unless required to be Independent (an "Opinion of Independent Counsel"), may be internal counsel for the Depositor.

      PAYMENT ACCOUNT: With respect to the Trusts, any of the related trust accounts created and maintained pursuant to Section 3.01, which shall be denominated (i) "Deutsche Bank National Trust Company, as Grantor Trustee f/b/o holders of IMH Assets Corp., Impac CMB Grantor Trust 2005-1-1, Class M-1 Grantor Trust Certificates, Series 2005-1-1 Payment Account," (ii) "Deutsche Bank National Trust Company, as Grantor Trustee f/b/o holders of IMH Assets Corp., Impac CMB Grantor Trust 2005-1-2, Class M-2 Grantor Trust Certificates, Series 2005-1-2 Payment Account," (iii) "Deutsche Bank National Trust Company, as Grantor Trustee f/b/o holders of IMH Assets Corp., Impac CMB Grantor Trust 2005-1-3, Class M-3 Grantor Trust Certificates, Series 2005-1-3 Payment Account," (iv) "Deutsche Bank National Trust Company, as Grantor Trustee f/b/o holders of IMH Assets Corp., Impac CMB Grantor Trust 2005-1-4, Class M-4 Grantor Trust Certificates, Series 2005-1-4 Payment Account," (v) "Deutsche Bank National Trust Company, as Grantor Trustee f/b/o holders of IMH Assets Corp., Impac CMB Grantor Trust 2005-1-5, Class M-5 Grantor Trust Certificates, Series 2005-1-5 Payment Account," (vi) "Deutsche Bank National Trust Company, as Grantor Trustee f/b/o holders of IMH Assets Corp., Impac CMB Grantor Trust 2005-1-6, Class M-6 Grantor Trust

Certificates, Series 2005-1-6 Payment Account," (vii) "Deutsche Bank National Trust Company, as Grantor Trustee f/b/o holders of IMH Assets Corp., Impac CMB Grantor Trust 2005-1-7, Class B Grantor Trust Certificates, Series 2005-1-7 Payment Account," or (viii) "Deutsche Bank National Trust Company, as Grantor Trustee f/b/o holders of IMH Assets Corp., Impac CMB Grantor Trust 2005-1-8, Class A-IO Grantor Trust Certificates, Series 2005-1-8 Payment Account,"as applicable.

      PERSON: Any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      RATING AGENCIES: S&P, Moody's and DBRS.

      RECORD DATE: With respect to the Certificates (except the Class A-IO Certificates) that are Book-Entry Certificates and any Payment Date, the close of business on the Business Day immediately preceding such Payment Date. With respect to the Class A-IO Certificates and any Certificates that are not Book-Entry Certificates, the close of business on the last Business Day of the calendar month preceding such Payment Date.

      RESPONSIBLE OFFICER: Any officer assigned to the Corporate Trust Office (or any successor thereto), including any Vice President, Assistant Vice President, Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Grantor Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement.

      S&P: Standard and Poor's, a division of The McGraw-Hill Companies, Inc., and its successors in interest.

      STATEMENTS TO UNDERLYING BONDHOLDERS: The statement provided to the Holders of the Underlying Bonds in accordance with Section 7.05 of the Underlying Indenture.

      TRUST FUND 1 or TRUST 1: The corpus of the trust created by this Agreement, consisting of the Underlying Class M-1-1 Bonds and Class M-1-2 Bonds and the other related assets described in the third paragraph of Section 2.01.

      TRUST FUND 2 or TRUST 2: The corpus of the trust created by this Agreement, consisting of the Underlying Class M-2-1 Bonds and Class M-2-2 Bonds and the other related assets described in the third paragraph of Section 2.01.

      TRUST FUND 3 or TRUST 3: The corpus of the trust created by this Agreement, consisting of the Underlying Class M-3-1 Bonds and Class M-3-2 Bonds and the other related assets described in the third paragraph of Section 2.01.

      TRUST FUND 4 or TRUST 4: The corpus of the trust created by this Agreement, consisting of the Underlying Class M-4-1 Bonds and Class M-4-2 Bonds and the other related assets described in the third paragraph of Section 2.01.

      TRUST FUND 5 or TRUST 5: The corpus of the trust created by this Agreement, consisting of the Underlying Class M-5-1 Bonds and Class M-5-2 Bonds and the other related assets described in the third paragraph of Section 2.01.

      TRUST FUND 6 or TRUST 6: The corpus of the trust created by this Agreement, consisting of the Underlying Class M-6-1 Bonds and Class M-6-2 Bonds and the other related assets described in the third paragraph of Section 2.01.

      TRUST FUND 7 or TRUST 7: The corpus of the trust created by this Agreement, consisting of the Underlying Class B-1 Bonds and Class B-2 Bonds and the other related assets described in the third paragraph of Section 2.01.

      TRUST FUND 8 or TRUST 8: The corpus of the trust created by this Agreement, consisting of the Underlying Class A-IO-1 Bonds and Class A-IO-2 Bonds and the other related assets described in the third paragraph of Section 2.01.

      TRUST FUND or TRUST: Any of Trust Fund 1, Trust Fund 2, Trust Fund 3, Trust Fund 4, Trust Fund 5, Trust Fund 6, Trust Fund 7 or Trust Fund 8, or Trust 1, Trust 2, Trust 3, Trust 4, Trust 5, Trust 6, Trust 7 or Trust 8.

      UNDERLYING BOND: With respect to the Class M-1 Certificates and Trust Fund 1, the Class M-1-1 Bonds and Class M-1-2 Bonds; with respect to the Class M-2 Certificates and Trust Fund 2, the Class M-2-1 Bonds and Class M-2-2 Bonds; with respect to the Class M-3 Certificates and Trust Fund 3, the Class M-3-1 Bonds and Class M-3-2 Bonds; with respect to the Class M-4 Certificates and Trust Fund 4, the Class M-4-1 Bonds and Class M-4-2 Bonds; with respect to the Class M-5 Certificates and Trust Fund 5, the Class M-5-1 Bonds and Class M-5-2 Bonds; with respect to the Class M-6 Certificates and Trust Fund 6, the Class M-6-1 Bonds and Class M-6-2 Bonds; with respect to the Class B Certificates and Trust Fund 7, the Class B-1 Bonds and Class B-2 Bonds; with respect to the Class A-IO Certificates and Trust Fund 8, the Class A-IO-1 Bonds and Class A-IO-2 Bonds, in each case, issued pursuant to the Underlying Indenture.

      UNDERLYING INDENTURE TRUSTEE: Deutsche Bank National Trust Company, as trustee under the Underlying Indenture.

      UNDERLYING INTEREST SHORTFALLS: Any Unpaid Interest Shortfalls (as defined in the Underlying Indenture) allocated to the Underlying Class M Bonds and Underlying Class B Bonds pursuant to the Underlying Indenture.

      UNDERLYING MORTGAGE LOANS: The mortgage loans deposited into the Underlying Trust created by the Underlying Indenture.

      UNDERLYING INDENTURE: The Indenture dated as of January 28, 2005, between the Underlying Indenture Trustee and Impac CMB Trust Series 2005-1, attached hereto as Exhibit E.

      UNDERLYING INDENTURE TRUSTEE: Deutsche Bank National Trust Company, and its successors and assigns or any successor indenture trustee appointed pursuant to the terms of the Underlying Indenture.

      UNDERLYING OPERATIVE DOCUMENTS: The Underlying Indenture, the Trust Agreement, the Servicing Agreement and any Subservicing Agreement.

      UNDERLYING REALIZED LOSSES: Any realized losses allocated to the related Underlying Class M Bonds and Underlying Class B Bonds pursuant to the Underlying Indenture.

      UNDERLYING TRUST: The Impac CMB Trust Series 2005-1 to be created pursuant to the Trust Agreement.

                                   ARTICLE II

                     Conveyance of Underlying Class M Bonds;
                        Original Issuance of Certificates

      Section 2.01 CONVEYANCE OF UNDERLYING CLASS A-IO BONDS, CLASS M BONDS AND CLASS B BONDS TO GRANTOR TRUSTEE. The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, convey and assign to the Grantor Trustee, in trust, (A) for the use and benefit of the Class M-1 Certificateholders, (i) all the right, title and interest of the Depositor in and to the Underlying Class M-1-1 Bonds and Class M-1-2 Bonds, (ii) all payments on the Underlying Class M-1-1 Bonds and Class M-1-2 Bonds after the Closing Date and (iii) all other assets constituting Trust Fund 1; (B) for the use and benefit of the Class M-2 Certificateholders, (i) all the right, title and interest of the Depositor in and to the Underlying Class M-2-1 Bonds and Class M-2-2 Bonds, (ii) all payments on the Underlying Class M-2-1 Bonds and Class M-2-2 Bonds after the Closing Date and (iii) all other assets constituting Trust Fund 2; (C) for the use and benefit of the Class M-3 Certificateholders, (i) all the right, title and interest of the Depositor in and to the Underlying Class M-3-1 Bonds and Class M-3-2 Bonds, (ii) all payments on the Underlying Class M-3-1 Bonds and Class M-3-2 Bonds after the Closing Date and (iii) all other assets constituting Trust Fund 3; (D) for the use and benefit of the Class M-4 Certificateholders, (i) all the right, title and interest of the Depositor in and to the Underlying Class M-4-1 Bonds and Class M-4-2 Bonds, (ii) all payments on the Underlying Class M-4-1 Bonds and Class M-4-2 Bonds after the Closing Date and (iii) all other assets constituting Trust Fund 4; (E) for the use and benefit of the Class M-5 Certificateholders, (i) all the right, title and interest of the Depositor in and to the Underlying Class M-5-1 Bonds and Class M-5-2 Bonds, (ii) all payments on the Underlying Class M-5-1 Bonds and Class M-5-2 Bonds after the Closing Date and (iii) all other assets constituting Trust Fund 5; (F) for the use and benefit of the Class M-6 Certificateholders, (i) all the right, title and interest of the Depositor in and to the Underlying Class M-6-1 Bonds and Class M-6-2 Bonds, (ii) all payments on the Underlying Class M-6-1 Bonds and Class M-6-2 Bonds after the Closing Date and (iii) all other assets constituting Trust Fund 6; (G) for the use and benefit of the Class B Certificateholders, (i) all the right, title and interest of the Depositor in and to the Underlying Class B-1 Bonds and Class B-2 Bonds, (ii) all payments on the Underlying Class B-1 Bonds and Class B-2 Bonds after the Closing Date and
(iii) all other assets constituting Trust Fund 7; and (G) for the use and benefit of the Class A-IO Certificateholders, (i) all the right, title and interest of the Depositor in and to the Underlying Class A-IO-1 Bonds and Class A-IO-2 Bonds, (ii) all payments on the Underlying Class A-IO-1 Bonds and Class A-IO-2 Bonds after the Closing Date and (iii) all other assets constituting Trust Fund 8.

      In connection with each such transfer and assignment, the Depositor is causing the delivery to the Grantor Trustee of the related Underlying Class M Bonds, Class B Bonds and Class A-IO Bonds.

      It is intended that the conveyance of the Seller's right, title and interest in and to the related Underlying Bonds and all other assets constituting the related Trust Fund pursuant to this Agreement shall constitute, and be construed as, an absolute sale of the Underlying Bonds and the other assets constituting such Trust Fund by the Depositor to the Grantor Trustee for the benefit of the related Certificateholders. Furthermore, it is not intended that such conveyance be deemed a pledge of the related Underlying Bonds and the other assets constituting the related Trust Fund by the Depositor to the Grantor Trustee to secure a debt or other obligation of the Depositor. However, in the event that, notwithstanding the intent of the parties, the related Underlying Bonds and the other assets constituting the applicable Trust Fund are held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in the related Underlying Bonds and the other assets constituting the applicable Trust Fund, then it is intended as follows: (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code; (b) the conveyance provided for in this Section shall be deemed to be a grant by the Depositor to the Grantor Trustee of a security interest in all of the Seller's right, title and interest in and to the related Underlying Bonds, and all amounts payable to the holders of the related Underlying Bonds and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Payment Account, whether in the form of cash, instruments, securities or other property; (c) the possession by the Grantor Trustee or its agent of the related Underlying Bonds and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Articles 8 and 9 of the Uniform Commercial Code; and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed to be notifications to or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Grantor Trustee for the purpose of perfecting such security interest under applicable law.

      It is also intended that each Trust Fund be classified (for Federal tax purposes) as a grantor trust under subpart E, part I of subchapter J of chapter 1 of the Code, of which the Certificateholders are owners, rather than as an association taxable as a corporation. The powers granted and obligations undertaken in this Agreement shall be construed so as to further such intent.

      Section 2.02 ACCEPTANCE BY GRANTOR TRUSTEE. The Grantor Trustee hereby acknowledges the receipt by it of the Underlying Bonds and declares that it holds and will hold such Underlying Bonds and all other assets and documents included in the related Trust Fund, in trust, upon the trusts herein set forth, for the exclusive use and benefit of all present and future applicable Certificateholders in accordance with the terms of this Agreement.

      Section 2.03 REPRESENTATIONS AND WARRANTIES CONCERNING THE DEPOSITOR. The Depositor hereby represents and warrants to the Grantor Trustee as follows:

            (i) the Depositor (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of California and (b) is qualified and in good standing as a foreign corporation to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Seller's business as presently conducted or on the Purchaser's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

            (ii) the Depositor has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

            (iii) the execution and delivery by the Depositor of this Agreement have been duly authorized by all necessary corporate action on the part of the Depositor; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties or the articles of incorporation or by-laws of the Depositor, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Seller's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

            (iv) the execution, delivery and performance by the Depositor of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made;

            (v) this Agreement has been duly executed and delivered by the Depositor and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and binding obligation of the Depositor enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally);

            (vi) there are no actions, suits or proceedings pending or, to the knowledge of the Depositor, threatened against the Depositor, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Depositor will be determined adversely to the Depositor and will if determined adversely to the Depositor materially and adversely affect the Seller's ability to enter into this Agreement or perform its obligations under this Agreement; and the Depositor is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement; and

            (vii) immediately prior to the transfer and assignment to the Grantor Trustee, each Underlying Certificate was not subject to an assignment or pledge, and the Depositor had good and marketable title thereto and was the sole owner thereof and had full right to transfer and sell such Underlying Certificate to the Grantor Trustee free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest.

                                   ARTICLE III

                                    Accounts

Section 3.01 PAYMENT ACCOUNT.

      (a) The Grantor Trustee shall establish and maintain in the name of the Grantor Trustee, for the benefit of the related Certificateholders, each Payment Account as a segregated trust account or accounts. The Grantor Trustee will deposit in the related Payment Account any amounts received with respect to the related Underlying Bonds upon receipt thereof.

      (b) All amounts deposited to the related Payment Account shall be held by the Grantor Trustee in trust for the benefit of the related Certificateholders in accordance with the terms and provisions of this Agreement.

      (c) Each Payment Account shall constitute a trust account of the related Trust Fund segregated on the books of the Grantor Trustee and held by the Grantor Trustee in trust in its Corporate Trust Office, and such Payment Account and the funds deposited therein shall not be subject to, and shall be protected from, all claims, liens, and encumbrances of any creditors or depositors of the Grantor Trustee (whether made directly, or indirectly through a liquidator or receiver of the Grantor Trustee). The amount at any time credited to any Payment Account shall be held uninvested.

      Section 3.02 PERMITTED WITHDRAWALS AND TRANSFERS FROM THE PAYMENT
ACCOUNTS.

      (a) The Grantor Trustee may clear and terminate the related Payment Account pursuant to Section 10.01 and remove amounts from time to time deposited in error.

      (b) On an ongoing basis, the Grantor Trustee shall withdraw from the related Payment Account any fees, costs and expenses recoverable by the Grantor Trustee pursuant to Sections 6.01 and 7.05.

      (c) On each Payment Date, the Grantor Trustee shall pay the amount distributable to the Holders of the Certificates in accordance with Section 5.01 from the funds in the related Payment Account, provided that payments on the Underlying Bonds are received by the Grantor Trustee by no later than 4:00 p.m. New York time.

                                   ARTICLE IV

                                  Certificates

      Section 4.01 CERTIFICATES.

      (a) The Depository, the Depositor and the Grantor Trustee have entered into a Depository Agreement dated as of January 28, 2005 (the "Depository Agreement"). The Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of such Certificates may not be transferred by the Grantor Trustee except to a successor to the Depository; (ii) ownership and transfers of registration of such Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iii) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (iv) the Grantor Trustee shall deal with the Depository as representative of such Certificate Owners of the Certificates for purposes of exercising the rights of Certificateholders under this Agreement, and requests and directions for and votes of such representative shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and
(v) the Grantor Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants.

      All transfers by Certificate Owners of the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owners. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

      (b) If (i)(A) the Depositor advises the Grantor Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Grantor Trustee or the Depositor is unable to locate a qualified successor within 30 days or (ii) the Depositor at its option and with the Grantor Trustee's consent advises the Grantor Trustee in writing that it elects to terminate the book-entry system through the Depository, the Grantor Trustee shall request that the Depository notify all Certificate Owners of the occurrence of any such event and of the availability of definitive, fully registered Certificates to Certificate Owners requesting the same. Upon surrender to the Grantor Trustee of the Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Grantor Trustee shall issue the definitive Certificates. Neither the Depositor nor the Grantor Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.

      (c) The Certificates shall have the following designations and initial principal amount or notional amount:

             Designation        Initial Principal or Notional Amount
             -----------        ------------------------------------
                 M-1                        $78,125,000
                 M-2                        $55,625,000
                 M-3                        $28,750,000
                 M-4                        $15,625,000
                 M-5                        $15,625,000
                 M-6                        $12,500,000
                  B                          $9,375,000
                 A-IO                    $1,250,000,000*

*notional amount

      (d) With respect to each Payment Date, the Certificates shall accrue interest during the related Interest Accrual Period. With respect to each Payment Date and the Certificates, interest shall be calculated, on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period, based upon the respective Certificate Interest Rate and the Current Principal Amount or Current Notional Amount of the Certificates applicable to such Payment Date (before giving effect to any payments on the Certificates on such date).

      (e) The Certificates shall be substantially in the form set forth in Exhibit A. On original issuance, the Grantor Trustee shall sign, countersign and shall deliver them at the direction of the Depositor. Pending the preparation of definitive Certificates, the Grantor Trustee may sign and countersign temporary Certificates that are printed, lithographed or typewritten, in authorized denominations, substantially of the tenor of the definitive Certificates in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers or authorized signatories executing such Certificates may determine, as evidenced by their execution of such Certificates. If temporary Certificates are issued, the Depositor will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office of the Grantor Trustee, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Certificates, the Grantor Trustee shall sign and countersign and deliver in exchange therefor a like aggregate principal amount, in authorized denominations, of definitive Certificates. Until so exchanged, such temporary Certificates shall in all respects be entitled to the same benefits as definitive Certificates.

      (f) The Book-Entry Certificates will be registered as a single Certificate for each class of Certificates issued under this Agreement and will be held by a nominee of the Depository or the DTC Custodian, and beneficial interests will be held by investors through the book-entry facilities of the Depository in minimum denominations of $25,000 and increments of $1.00 in excess thereof. On the Closing Date, the Grantor Trustee shall execute and countersign the Certificate in the entire Current Principal Amount or Current Notional Amount of the Certificates. The Grantor Trustee shall sign the Certificates by facsimile or manual signature and countersign them by manual signature on behalf of the Grantor Trustee by one or more authorized signatories, each of whom shall be Responsible Officers of the Grantor Trustee or its agent. A Certificate bearing the manual and facsimile signatures of individuals who were the authorized signatories of the Grantor Trustee or its agent at the time of issuance shall bind the Grantor Trustee, notwithstanding that such individuals or any of them have ceased to hold such positions prior to the delivery of such Certificate.

      (g) No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate the manually executed countersignature of the Grantor Trustee or its agent, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates issued on the Closing Date shall be dated the Closing Date. All Certificates issued thereafter shall be dated the date of their countersignature.

      Section 4.02 REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES.

      (a) The Grantor Trustee shall maintain at its Corporate Trust Office a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Grantor Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.

      (b) Subject to Subsection 4.02(e), upon surrender for registration of transfer of any Certificate at any office or agency of the Grantor Trustee maintained for such purpose, the Grantor Trustee shall sign, countersign and shall deliver, in the name of the designated transferee or transferees, a new Certificate of a like aggregate Fractional Undivided Interest, but bearing a different number.

      (c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like aggregate Fractional Undivided Interest, upon surrender of the Certificates to be exchanged at any such office or agency; PROVIDED, HOWEVER, that no Certificate may be exchanged for new Certificates unless the original Fractional Undivided Interest represented by each such new Certificate (i) is at least equal to the minimum authorized denomination or (ii) is acceptable to the Depositor as indicated to the Grantor Trustee in writing. Whenever any Certificates are so surrendered for exchange, the Grantor Trustee shall sign and countersign and the Grantor Trustee shall deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

      In addition, Certificateholders representing, in the aggregate, no less than a 100% Fractional Undivided Interest in a Class M Certificate, Class B Certificate or Class A-IO Certificate may surrender such Certificates at the offices of the Grantor Trustee in exchange for the Underlying Bonds held by the related Trust Fund; PROVIDED, HOWEVER, that no such Bonds shall be Book-Entry Bonds.

      (d) If the Grantor Trustee so requires, every Certificate presented or surrendered for transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer, with a signature guarantee, in form satisfactory to the Grantor Trustee, duly executed by the holder thereof or his or her attorney duly authorized in writing.

      (e) No service charge shall be made for any transfer or exchange of Certificates, but the Grantor Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

      (f) The Grantor Trustee shall cancel all Certificates surrendered for transfer or exchange but shall either retain such Certificates in accordance with its standard retention policy or for such further time as is required by the record retention requirements of the Securities Exchange Act of 1934, as amended, and thereafter may destroy such Certificates.

      (g) The following legend shall be placed on the Certificates, whether upon original issuance or upon issuance of any other Certificate in exchange therefor or upon transfer thereof at any time:

      THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED,

      UNLESS THE PROPOSED TRANSFEREE IS DEEMED TO MAKE THE REPRESENTATION IN
      SECTION 4.05 OF THE AGREEMENT OR UNLESS THE PROPOSED TRANSFEREE PROVIDES THE DEPOSITOR AND THE GRANTOR TRUSTEE WITH AN OPINION OF COUNSEL SATISFACTORY TO THOSE ENTITIES, WHICH OPINION WILL NOT BE AT THE EXPENSE OF THE ISSUER, THE SELLER, THE DEPOSITOR, ANY UNDERWRITER, THE OWNER TRUSTEE, THE INDENTURE TRUSTEE, THE GRANTOR TRUSTEE, THE MASTER SERVICER OR ANY SUCCESSOR SERVICER, THAT THE ACQUISITION, HOLDING AND TRANSFER OF THE [CLASS M-[_]][CLASS B][CLASS A-IO] CERTIFICATES OR ANY INTERESTS THEREIN BY OR ON BEHALF OF THE PLAN INVESTOR, IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE ISSUER, THE SELLER, THE DEPOSITOR, ANY UNDERWRITER, THE OWNER TRUSTEE, THE INDENTURE TRUSTEE, THE GRANTOR TRUSTEE, THE MASTER SERVICER OR ANY SUCCESSOR SERVICER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE INDENTURE OR GRANTOR TRUST AGREEMENT, AS APPLICABLE.

      Section 4.03 MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES

      (a) If (i) any mutilated Certificate is surrendered to the Grantor Trustee, or the Grantor Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Grantor Trustee such security or indemnity as it may require to save it harmless, and (iii) the Grantor Trustee has not received notice that such Certificate has been acquired by a third Person, the Grantor Trustee shall sign, countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Fractional Undivided Interest but in each case bearing a different number. The mutilated, destroyed, lost or stolen Certificate shall thereupon be canceled of record by the Grantor Trustee and shall be of no further effect and evidence no rights.

      (b) Upon the issuance of any new Certificate under this Section 4.03, the Grantor Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Grantor Trustee) connected therewith. Any duplicate Certificate issued pursuant to this Section 4.03 shall constitute complete and indefeasible evidence of ownership in each Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

      Section 4.04 PERSONS DEEMED OWNERS. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Grantor Trustee and any agent of the Depositor or the Grantor Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving payments pursuant to Section 5.01 and for all other purposes whatsoever. Neither the Depositor, the Grantor Trustee nor any agent of the Depositor or the Grantor Trustee shall be affected by notice to the contrary. No Certificate shall be deemed duly presented for a transfer effective on any Record Date unless the Certificate to be transferred is presented no later than the close of business on the third Business Day preceding such Record Date.

      Section 4.05 ERISA RESTRICTIONS. By acquiring a Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B or Class A-IO Certificate, each purchaser will be deemed to represent that either (1) it is not acquiring the Certificate with Plan Assets; or (2) (A) the acquisition and holding of the Certificate will not give rise to a nonexempt prohibited transaction under
Section 406 of ERISA or Section 4975 of the Code and (B) the Certificate has an investment-grade rating at the time of acquisition.

      Alternatively, regardless of the rating of the Class M Certificates, Class B Certificates or Class A-IO Certificates, a Person investing on behalf of or with Plan Assets of a Plan may provide the Grantor Trustee with an Opinion of Counsel addressed to the Depositor and the Grantor Trustee, which Opinion of Counsel will not be at the expense of the Issuer, the Seller, the Depositor, any Underwriter, the Owner Trustee, the Indenture Trustee, the Grantor Trustee, the Master Servicer or any successor servicer, which opines that the acquisition, holding and transfer of such Offered Security or interest therein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Issuer, the Seller, the Depositor, any Underwriter, the Owner Trustee, the Indenture Trustee, the Grantor Trustee, the Master Servicer or any successor servicer to any obligation in addition to those undertaken in the Indenture or this Agreement, as applicable.

                                    ARTICLE V

                         Payments to Certificateholders

      Section 5.01 PAYMENTS ON THE CERTIFICATES.

      (a) Interest and principal on the Certificates will be distributed monthly on each Payment Date, commencing in February 2005, in an aggregate amount equal to the Available Funds for such Payment Date. On each Payment Date, the Available Funds shall be distributed in the following order of priority and to the extent of Available Funds:

            (i) FIRST, Accrued Certificate Interest on the Certificates shall be distributed to the Certificates for such Payment Date;

            (ii) SECOND, any Accrued Certificate Interest on the Certificates remaining undistributed from previous Payment Dates, to the extent of remaining Available Funds; and

            (iii) THIRD, any principal payments received from the related Underlying Bonds shall be distributed to the related Certificates, in reduction of the related Current Principal Amount or Current Notional Amount thereof, until the Current Principal Amount or Current Notional Amount thereof has been reduced to zero.

      (b) No Accrued Certificate Interest will be payable with respect to the Certificates after the Payment Date on which the Current Principal Amount or Current Notional Amount of the Certificates has been reduced to zero.

      Section 5.02 ALLOCATION OF LOSSES.

      (a) On or prior to each Determination Date, the Grantor Trustee shall determine the amount of any Underlying Realized Losses in respect of the related Underlying Bond.

      (b) With respect to any Certificates (other than the Class A-IO Certificates) on any Payment Date, the principal portion of each Underlying Realized Loss on the related Underlying Bonds (other than the Class A-IO-1 Bonds or Class A-IO-2 Bonds) shall be allocated to the Current Principal Amount of the related Certificates, until the Current Principal Amount thereof has been reduced to zero.

      (c) Any Realized Losses allocated to the Certificates shall be allocated among the related Certificates in proportion to their respective Current Principal Amounts. Any allocation of Realized Losses shall be accomplished by reducing the Current Principal Amount of the related Certificates on the related Payment Date.

      (d) Realized Losses shall be allocated on the Payment Date in the month following the month in which such loss was incurred and, in the case of the principal portion thereof, after giving effect to payments made on such Payment Date.

      Section 5.03 PAYMENTS.

      (a) On each Payment Date, other than the final Payment Date, the Grantor Trustee shall distribute to each Certificateholder of record on the directly preceding Record Date, for each class of Certificates issued under this Agreement, the Certificateholder's pro rata share (based on the aggregate Fractional Undivided Interest represented by such Holder's Certificates) of all amounts required to be distributed on such Payment Date to the Certificates, based on information provided to the Grantor Trustee by the Underlying Indenture Trustee. The Grantor Trustee shall calculate the Available Funds received from the Underlying Bonds and the Grantor Trustee shall determine the amount to be distributed to each Certificateholder. All of the Grantor Trustee's calculations of payments shall be based solely on information provided to the Grantor Trustee by the Underlying Indenture Trustee. The Grantor Trustee shall not be required to confirm, verify or recompute any such information but shall be entitled to rely conclusively on such information.

      (b) Payment of the above amounts to each Certificateholder shall be made
(i) by check mailed to each Certificateholder entitled thereto at the address appearing in the Certificate Register or (ii) upon receipt by the Grantor Trustee on or before the fifth Business Day preceding the Record Date of written instructions from a Certificateholder by wire transfer to a United States dollar account maintained by the payee at any United States depository institution with appropriate facilities for receiving such a wire transfer; PROVIDED, HOWEVER, that the final payment in respect of the Certificates will be made only upon presentation and surrender of such respective Certificates at the office or agency of the Grantor Trustee specified in the notice to Certificateholders of such final payment.

      Section 5.04 STATEMENTS TO CERTIFICATEHOLDERS.

      (a) Concurrently with each payment to Certificateholders, the Grantor Trustee shall make available via the Grantor Trustee's internet website as set forth below, all of the information contained in the Statement to Underlying Bondholders and the following:

            (i)   the Certificate Interest Rate on the related Certificates;

            (ii) the amount of any interest payments made to the related Certificates; and

            (iii) the amount of any principal payments made to the related
                  Certificates.

      The Grantor Trustee may make available each month, to any interested party, the monthly statement to Certificateholders via the Grantor Trustee's website initially located at http://www.tss.db.com/invr. Parties that are unable to use the above payment option are entitled to have a paper copy mailed to them via first class mail by written request indicating such. The Grantor Trustee shall have the right to change the way such reports are distributed in order to make such statement more convenient and/or more accessible to the Certificateholders, and the Grantor Trustee shall provide timely and adequate notification to all Certificateholders regarding any such change.

      (b) By April 30 of each year beginning in 2006, the Grantor Trustee will furnish such report to each Holder of the Certificates of record at any time during the prior calendar year as to the aggregate of amounts reported pursuant to subclauses (a)(ii) and (a)(iii) above with respect to each of class of the Certificates, plus such other customary information as the Grantor Trustee may determine to be necessary and/or to be required by the Internal Revenue Service or by a federal or state law or rules or regulations to enable such Holders to prepare their tax returns for such calendar year. Such obligations shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Grantor Trustee pursuant to the requirements of the Code.

                                   ARTICLE VI

                                 Indemnification

      Section 6.01 INDEMNIFICATION OF THE GRANTOR TRUSTEE. Each Trust shall indemnify the Indemnified Persons for, and will hold them harmless against, any loss, liability or expense incurred on their part, arising out of, or in connection with, this Agreement and the Certificates, including the costs and expenses (including reasonable legal fees and expenses) of defending themselves against any such claim other than any loss, liability or expense incurred by reason of such Indemnified Person's willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. This indemnity shall survive the resignation or removal of the Grantor Trustee and the termination of this Agreement.

                                   ARTICLE VII

                         Concerning the Grantor Trustee

      Section 7.01 DUTIES OF GRANTOR TRUSTEE.

      (a) The Grantor Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Agreement as duties of the Grantor Trustee.

      (b) Upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments which are specifically required to be furnished to the Grantor Trustee pursuant to any provision of this Agreement, the Grantor Trustee shall examine them to determine whether they are in the form required by this Agreement; PROVIDED, HOWEVER, that the Grantor Trustee shall be not responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Underlying Indenture Trustee; PROVIDED, FURTHER, that the Grantor Trustee shall not be responsible for the accuracy or verification of any calculation provided to it pursuant to this Agreement.

      (c) On each Payment Date, the Grantor Trustee shall make monthly payments and the final payment to the Certificateholders from funds in the related Payment Account as provided in Section 5.01 herein based on the report of the Underlying Indenture Trustee.

      (d) No provision of this Agreement shall be construed to relieve the Grantor Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; PROVIDED, HOWEVER, that:

            (i) The duties and obligations of the Grantor Trustee shall be determined solely by the express provisions of this Agreement, the Grantor Trustee shall not be liable except for the performance of its duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Grantor Trustee and, in the absence of bad faith on the part of the Grantor Trustee, the Grantor Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Grantor Trustee, and conforming to the requirements of this Agreement;

            (ii) The Grantor Trustee shall not be liable in its individual capacity for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Grantor Trustee, unless it shall be proved that the Grantor Trustee was negligent in ascertaining the pertinent facts;

            (iii) The Grantor Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the directions of the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of each Trust Fund, if such action or non-action relates to the time, method and place of conducting any proceeding for any remedy available to the Grantor Trustee, or exercising any trust or other power conferred upon the Grantor Trustee under this Agreement;

            (iv) The Grantor Trustee shall not in any way be liable by reason of any insufficiency in any Payment Account held unless it is determined by a court of competent jurisdiction that the Grantor Trustee's gross negligence or willful misconduct was the primary cause of such insufficiency; and

            (v) Anything in this Agreement to the contrary notwithstanding, in no event shall the Grantor Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Grantor

      Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

      The Grantor Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or indemnity satisfactory to the Grantor Trustee against such risk or liability is not reasonably assured to it.

      (e) All funds received by the Grantor Trustee and required to be deposited in the Payment Account pursuant to this Agreement will be promptly so deposited by the Grantor Trustee.

      (f) Except for those actions that the Grantor Trustee is required to take hereunder, the Grantor Trustee shall not have any obligation or liability to take any action or to refrain from taking any action hereunder in the absence of written direction as provided hereunder.

      Section 7.02 CERTAIN MATTERS AFFECTING THE GRANTOR TRUSTEE. Except as otherwise provided in Section 7.01:

            (i) The Grantor Trustee may rely and shall be protected in acting or refraining from acting in reliance on any resolution, certificate of the Depositor or the Underlying Indenture Trustee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (ii) The Grantor Trustee may consult with counsel and any advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection with respect to any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel:

            (iii) The Grantor Trustee shall not be under any obligation to exercise any of the trusts or powers vested in it by this Agreement, other than its obligation to give notices, make payments and deliver reports and statements pursuant to this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Grantor Trustee security or indemnity satisfactory to the Grantor Trustee against the costs, expenses and liabilities which may be incurred therein or thereby;

            (iv) The Grantor Trustee shall not be liable in its individual capacity for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (v) The Grantor Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of each Trust Fund and provided that the payment within a reasonable time to the Grantor Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Grantor Trustee, reasonably assured to the Grantor Trustee by the security afforded to it by the terms of this Agreement. The Grantor Trustee may require indemnity satisfactory to the Grantor Trustee against such expense or liability as a condition to taking any such action. The expense of every such examination shall be paid by the Certificateholders requesting the investigation;

            (vi) The Grantor Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or through Affiliates, agents or attorneys. The Grantor Trustee shall not be liable or responsible for the misconduct or negligence of any of the Grantor Trustee's agents or attorneys or a custodian or paying agent appointed hereunder by the Grantor Trustee with due care;

            (vii) Should the Grantor Trustee deem the nature of any action required on its part, other than a payment or transfer under Subsection
      3.02 or Section 5.01, to be unclear, the Grantor Trustee may require prior to such action that it be provided by the Depositor with reasonable further instructions;

            (viii) The right of the Grantor Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Grantor Trustee shall not be accountable for other than its negligence or willful misconduct in the performance of any such act; and

            (ix) The Grantor Trustee shall not be required to give any bond or surety with respect to the execution of the trust created hereby or the powers granted hereunder, except as provided in Section 7.07.

      Section 7.03 GRANTOR TRUSTEE NOT LIABLE FOR CERTIFICATES OR MORTGAGE LOANS. The recitals contained herein and in the Certificates (other than the signature and countersignature of the Grantor Trustee on the Certificates) shall be taken as the statements of the Depositor, and the Grantor Trustee shall not have any responsibility for their correctness. The Grantor Trustee does not make any representation as to the validity or sufficiency of the Certificates (other than the signature and countersignature of the Grantor Trustee on the Certificates). The Grantor Trustee's signature and countersignature (or countersignature of its agent) on the Certificates shall be solely in its capacity as Grantor Trustee and shall not constitute the Certificates an obligation of the Grantor Trustee in any other capacity. The Grantor Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor with respect to the Mortgage Loans. The Grantor Trustee shall not be responsible for the legality or validity of this Agreement or any document or instrument relating to this Agreement, the validity of the execution of this Agreement or of any supplement hereto or instrument of further assurance, or the validity, priority, perfection or sufficiency of the security for the Certificates issued hereunder or intended to be issued hereunder. The Grantor Trustee shall not at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of each Trust Fund or its ability to generate the payments to be distributed to Certificateholders, under this Agreement. The Grantor Trustee shall not have any responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement.

      Section 7.04 GRANTOR TRUSTEE MAY OWN CERTIFICATES. The Grantor Trustee in its individual capacity or in any capacity other than as Grantor Trustee hereunder may become the owner or pledgee of any Certificates with the same rights it would have if it were not Grantor Trustee, and may otherwise deal with the parties hereto.

      Section 7.05 GRANTOR TRUSTEE'S FEES AND EXPENSES. The fees of the Grantor Trustee shall be paid in accordance with the provisions of this Agreement. In addition, the Grantor Trustee will be entitled to recover from the related Payment Account pursuant to Section 3.02(b) all reasonable out- of-pocket expenses, disbursements and advances and the expenses of the Grantor Trustee in connection with any breach of this Agreement or any claim or legal action (including any pending or threatened claim or legal action) incurred or made by the Grantor Trustee in the administration of the trusts hereunder (including the reasonable compensation, expenses and disbursements of its counsel) except any such expense, disbursement or advance as may arise from its negligence or willful misconduct or which is the responsibility of the Certificateholders. If funds in the related Payment Account are insufficient therefor, the Grantor Trustee shall recover such expenses from the Depositor. Such compensation and reimbursement obligation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust.

      Section 7.06 ELIGIBILITY REQUIREMENTS FOR GRANTOR TRUSTEE. The Grantor Trustee and any successor Grantor Trustee shall during the entire duration of this Agreement be a state bank or trust company or a national banking association organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus and undivided profits of at least $40,000,000 or, in the case of a successor Grantor Trustee, $50,000,000, subject to supervision or examination by federal or state authority and rated "BBB" or higher by Standard & Poor's and "Baa2" or higher by Moody's with respect to any outstanding long-term unsecured unsubordinated debt, and, in the case of a successor Grantor Trustee other than pursuant to Section 7.10, rated in one of the two highest long- term debt categories of, or otherwise acceptable to, each of the Rating Agencies. If the Grantor Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 7.06 the combined capital and surplus of such corporation shall be deemed to be its total equity capital (combined capital and surplus) as set forth in its most recent report of condition so published. In case at any time the Grantor Trustee shall cease to be eligible in accordance with the provisions of this Section 7.06, the Grantor Trustee shall resign immediately in the manner and with the effect specified in Section 7.08.

      Section 7.07 INSURANCE. The Grantor Trustee, at its own expense, shall at all times maintain and keep in full force and effect: (i) fidelity insurance,
(ii) theft of documents insurance and (iii) forgery insurance (which may be collectively satisfied by a "Financial Institution Bond" and/or a "Bankers' Blanket Bond"). All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for insurance typically maintained by banks or their affiliates which act as custodians for investor-owned mortgage pools. A certificate of an officer of the Grantor Trustee as to the Grantor Trustee's compliance with this Section 7.07 shall be furnished to any Certificateholder upon reasonable written request.

      Section 7.08 RESIGNATION AND REMOVAL OF THE GRANTOR TRUSTEE.

      (a) The Grantor Trustee may at any time resign and be discharged from each Trust hereby created by giving written notice thereof to the Depositor, with a copy to the Rating Agencies. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Grantor Trustee by written instrument, in triplicate, one copy of which instrument shall be delivered to each of the resigning Grantor Trustee and the successor Grantor Trustee. If no successor Grantor Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Grantor Trustee may petition any court of competent jurisdiction for the appointment of a successor Grantor Trustee. The Grantor Trustee may not resign from any Trust created hereby without also resigning as Underlying Indenture Trustee under the Underlying Indenture.

      (b) If at any time the Grantor Trustee shall cease to be eligible in accordance with the provisions of Section 7.06 and shall fail to resign after written request therefor by the Depositor or if at any time the Grantor Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Grantor Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Grantor Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor shall promptly remove the Grantor Trustee and appoint a successor Grantor Trustee by written instrument, in triplicate, one copy of which instrument shall be delivered to the Grantor Trustee so removed and the successor Grantor Trustee.

      (c) The Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 100% of each Trust Fund may at any time remove the Grantor Trustee and appoint a successor Grantor Trustee by written instrument or instruments, in quadruplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor and the Grantor Trustee so removed and the successor so appointed.

      (d) No resignation or removal of the Grantor Trustee and appointment of a successor Grantor Trustee pursuant to any of the provisions of this Section 7.08 shall become effective except upon appointment of and acceptance of such appointment by the successor Grantor Trustee as provided in Section 7.09.

      Section 7.09 SUCCESSOR GRANTOR TRUSTEE.

      (a) Any successor Grantor Trustee appointed as provided in Section 7.08 shall execute, acknowledge and deliver to the Depositor and to its predecessor Grantor Trustee an instrument accepting such appointment hereunder. The resignation or removal of the predecessor Grantor Trustee shall then become effective and such successor Grantor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Grantor Trustee herein. The predecessor Grantor Trustee shall after payment of its outstanding fees and expenses promptly deliver to the successor Grantor Trustee all assets and records of each Trust held by it hereunder, and the Depositor and the predecessor Grantor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor Grantor Trustee all such rights, powers, duties and obligations.

      (b) No successor Grantor Trustee shall accept appointment as provided in this Section 7.09 unless at the time of such acceptance such successor Grantor Trustee shall be eligible under the provisions of Section 7.06.

      (c) Upon acceptance of appointment by a successor Grantor Trustee as provided in this Section 7.09, the successor Grantor Trustee shall mail notice of the succession of such Grantor Trustee hereunder to all Certificateholders at their addresses as shown in the Certificate Register and to the Rating Agencies.

      Section 7.10 MERGER OR CONSOLIDATION OF GRANTOR TRUSTEE. Any state bank or trust company or national banking association into which the Grantor Trustee may be merged or converted or with which it may be consolidated or any state bank or trust company or national banking association resulting from any merger, conversion or consolidation to which the Grantor Trustee shall be a party, or any state bank or trust company or national banking association succeeding to all or substantially all of the corporate trust business of the Grantor Trustee shall be the successor of the Grantor Trustee hereunder, provided such state bank or trust company or national banking association shall be eligible under the provisions of Section 7.06. Such succession shall be valid without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

      Section 7.11 APPOINTMENT OF CO-GRANTOR TRUSTEE OR SEPARATE GRANTOR
TRUSTEE.

      (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of any Trust or property constituting the same may at the time be located, the Depositor and the Grantor Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons at the expense of the Depositor approved by the Grantor Trustee and the Depositor to act as co-trustee or co-trustees, jointly with the Grantor Trustee, or separate trustee or separate trustees, of all or any part of any Trust, and to vest in such Person or Persons, in such capacity, such title to any Trust, or any part thereof, and, subject to the other provisions of this Section 7.11, such powers, duties, obligations, rights and trusts as the Depositor and the Grantor Trustee may consider necessary or desirable.

      (b) If the Depositor shall not have joined in such appointment within 15 days after the receipt by it of a written request so to do, the Grantor Trustee shall have the power to make such appointment without the Depositor at the expense of the Depositor.

      (c) No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Grantor Trustee under Section 7.06 hereunder and no notice to

Certificateholders of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 7.08 hereof.

      (d) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 7.11, all rights, powers, duties and obligations conferred or imposed upon the Grantor Trustee and required to be conferred on such co-trustee shall be conferred or imposed upon and exercised or performed by the Grantor Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Grantor Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to any Trust or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Grantor Trustee.

      (e) Any notice, request or other writing given to the Grantor Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Grantor Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Grantor Trustee. Every such instrument shall be filed with the Grantor Trustee.

      (f) To the extent not prohibited by law, any separate trustee or co-trustee may, at any time, request the Grantor Trustee, its agent or attorney-in-fact, with full power and authority, to do any lawful act under or with respect to this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties rights, remedies and trusts shall vest in and be exercised by the Grantor Trustee, to the extent permitted by law, without the appointment of a new or successor Grantor Trustee.

      (g) No trustee under this Agreement shall be liable by reason of any act or omission of another trustee under this Agreement. The Depositor and the Grantor Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

      Section 7.12 FEDERAL INFORMATION RETURNS AND REPORTS TO
CERTIFICATEHOLDERS; GRANTOR TRUST ADMINISTRATION.

      (a) The Grantor Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of each Trust Fund as a grantor trust under subpart E, part I of subchapter J of chapter 1 of the Code and not as an association taxable as a corporation, as a taxable mortgage pool, or as a partnership and to prevent the imposition of any federal, state or local income or other tax on each Trust Fund.

      (b) The Grantor Trustee shall furnish or cause to be furnished to holders of Certificates and shall file or cause to be filed with the Internal Revenue Service, together with Form 1041 or such other form as may be applicable, such information with respect to the income and deductions of each Trust Fund at the time or times and in the manner required by the Code, including such other customary factual information as is available to the Grantor Trustee to enable Certificateholders to prepare their tax returns, including information required with respect to computing the accrual of original issue and market discount.

      (c) Notwithstanding any other provisions of this Agreement, the Grantor Trustee shall comply with all federal withholding requirements with respect to payments to Certificateholders. The consent of Certificateholders shall not be required for any such withholding. In the event the Grantor Trustee withholds any amount from any Certificateholder pursuant to federal withholdings requirements, the Grantor Trustee shall indicate to such Certificateholder the amount so withheld.

      (d) The Grantor Trustee agrees to indemnify each Trust Fund and the Depositor for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by each Trust Fund or the Depositor as a result of a breach of the Grantor Trustee's covenants set forth in this Section
7.12 (except to the extent such breach is as a result of the negligence or willful misconduct of the Depositor or the Master Servicer).

                                  ARTICLE VIII

                                   Termination

      Section 8.01 TERMINATION UPON REPURCHASE BY THE DEPOSITOR OR ITS DESIGNEE OR LIQUIDATION OF THE MORTGAGE LOANS.

      (a) The respective obligations and responsibilities of the Depositor and the Grantor Trustee created hereby with respect to each Trust Fund, other than the obligation of the Grantor Trustee to make payments to the related Certificateholders as hereinafter set forth, shall terminate upon the later of the making of the final payment or other liquidation, or any advance with respect thereto, of the last Underlying Bond remaining in the related Trust Fund.

      (b) In no event, however, shall any Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of this Agreement.

      (c) The Grantor Trustee shall give notice of any termination of the Grantor Trust to the Certificateholders, with a copy to the Rating Agencies, upon which the Certificateholders shall surrender their Certificates to the Grantor Trustee for payment of the final payment and cancellation. Such notice shall be given by letter, mailed not earlier than the l5th day and not later than the 25th day of the month next preceding the month of such final payment, and shall specify (i) the Payment Date upon which final payment of the Certificates will be made upon presentation and surrender of the Certificates at the office of the Grantor Trustee therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Grantor Trustee therein specified.

      (d) Upon the presentation and surrender of the Certificates, the Grantor Trustee shall distribute to the remaining Certificateholders, in accordance with their respective interests, all distributable amounts remaining in the related Payment Account.

      (e) If not all of the Certificateholders shall surrender their Certificates for cancellation within six months after the time specified in the above-mentioned written notice, the Grantor Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final payment with respect thereto. If within six months after the second notice, not all the Certificates shall have been surrendered for cancellation, the Grantor Trustee may take appropriate steps, or appoint any agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject to this Agreement.

                                   ARTICLE IX

                            Miscellaneous Provisions

      Section 9.01 INTENT OF PARTIES. The parties intend that each Trust Fund shall be treated as a grantor trust for federal income tax purposes and that the provisions of this Agreement should be construed in furtherance of this intent.

      Section 9.02 ACTION UNDER UNDERLYING DOCUMENTS. In the event that there are any matters arising under the Underlying Operative Documents related to an Underlying Bond which require the vote or direction of holders of the related Underlying Bonds thereunder, the Grantor Trustee, as holder of each Underlying Bond will vote such Underlying Bond in accordance with the written instructions received from holders of the related Certificates evidencing at least 100% of the Fractional Undivided Interest. In the absence of any such instructions, the Grantor Trustee will not vote such Underlying Bond.

      The Grantor Trustee will forward to each Certificateholder copies of any communications received regarding matters arising that require action by holders of the related Underlying Bonds.

      Section 9.03 AMENDMENT.

      (a) This Agreement may be amended from time to time by the Depositor and the Grantor Trustee, without notice to or the consent of any of the Certificateholders, to cure any ambiguity, to correct or supplement any provisions herein or therein that may be defective or inconsistent with any other provisions herein or therein, to comply with any changes in the Code or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; PROVIDED, HOWEVER, that such action shall not, as evidenced by an Opinion of Independent Counsel, adversely affect in any material respect the interests of any Certificateholder.

      (b) This Agreement may also be amended from time to time by the Depositor and the Grantor Trustee with the consent of the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of each Trust Fund for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; PROVIDED, HOWEVER, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Underlying Bonds which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates then outstanding, or (iii) result in the imposition of a tax on any Trust Fund or cause any Trust Fund to fail to be classified as a grantor trust under subpart E, part I of subchapter J of chapter 1 of the Code, as evidenced by an Opinion of Independent Counsel which shall be provided to the Grantor Trustee other than at the Grantor Trustee's expense. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to Section 9.03(b), Certificates registered in the name of or held for the benefit of the Depositor or the Grantor Trustee or any Affiliate thereof shall be entitled to vote their Fractional Undivided Interests with respect to matters affecting such Certificates.

      (c) Promptly after the execution of any such amendment, the Grantor Trustee shall furnish a copy of such amendment or written notification of the substance of such amendment to each Certificateholder, with a copy to the Rating Agencies.

      (d) In the case of an amendment under Subsection 9.03b) above, it shall not be necessary for the Certificateholders to approve the particular form of such an amendment. Rather, it shall be sufficient if the Certificateholders approve the substance of the amendment. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Grantor Trustee may prescribe.

      (e) Prior to the execution of any amendment to this Agreement, the Grantor Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Grantor Trustee may, but shall not be obligated to, enter into any such amendment which affects the Grantor Trustee's rights, duties or immunities under this Agreement.

      Section 9.04 RECORDATION OF AGREEMENT. o the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere. The Depositor shall effect such recordation, at the expense of the related Trust upon the request in writing of a Certificateholder, but only if such direction is accompanied by an Opinion of Counsel (provided at the expense of the Certificateholder requesting recordation) to the effect that such recordation would materially and beneficially affect the interests of the Certificateholders or is required by law.

      Section 9.05 LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS.

      (a) The death or incapacity of any Certificateholder shall not terminate this Agreement or any Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of any Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

      (b) Except as expressly provided in this Agreement, no Certificateholders shall have any right to vote or in any manner otherwise control the operation and management of any Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to establish the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholders be under any liability to any third Person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

      (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon, under or with respect to this Agreement against the Depositor or any successor to any such parties unless (i) such Certificateholder previously shall have given to the Grantor Trustee a written notice of a continuing default, as herein provided, (ii) the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of each Trust Fund shall have made written request upon the Grantor Trustee to institute such action, suit or proceeding in its own name as Grantor Trustee hereunder and shall have offered to the Grantor Trustee such indemnity satisfactory to the Grantor Trustee against the costs and expenses and liabilities to be incurred therein or thereby, and (iii) the Grantor Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding.

      (d) No one or more Certificateholders shall have any right by virtue of any provision of this Agreement to affect the rights of any other Certificateholders or to obtain or seek to obtain priority or preference over any other such Certificateholder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 9.04, each and every Certificateholder and the Grantor Trustee shall be entitled to such relief as can be given either at law or in equity.

      Section 9.06 ACTS OF CERTIFICATEHOLDERS.

      (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Grantor Trustee and, where it is expressly required, to the Depositor. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Grantor Trustee and the Depositor, if made in the manner provided in this Section 9.05.

      (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Grantor Trustee deems sufficient.

      (c) The ownership of Certificates (notwithstanding any notation of ownership or other writing on such Certificates, except an endorsement in accordance with Section 4.02 made on a Certificate presented in accordance with
Section 4.04) shall be proved by the Certificate Register, and neither the Grantor Trustee, the Depositor nor any successor to any such parties shall be affected by any notice to the contrary.

      (d) Any request, demand, authorization, direction, notice, consent, waiver or other action of the holder of any Certificate shall bind every future holder of the same Certificate and the holder of every Certificate issued upon the registration of transfer or exchange thereof, if applicable, or in lieu thereof with respect to anything done, omitted or suffered to be done by the Grantor Trustee, the Depositor or any successor to any such party in reliance thereon, whether or not notation of such action is made upon such Certificates.

      (e) In determining whether the Holders of the requisite percentage of Certificates evidencing Fractional Undivided Interests have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Certificates owned by the Grantor Trustee, the Depositor or any Affiliate thereof shall be disregarded, except as otherwise provided in Section 9.03(b) and except that, in determining whether the Grantor Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates which the Grantor Trustee knows to be so owned shall be so disregarded. Certificates which have been pledged in good faith to the Grantor Trustee, the Depositor or any Affiliate thereof may be regarded as outstanding if the pledgor establishes to the satisfaction of the Grantor Trustee the pledgor's right to act with respect to such Certificates and that the pledgor is not an Affiliate of the Grantor Trustee or the Depositor, as the case may be.

      Section 9.07 GOVERNING LAW. THIS AGREEMENT AND THE CERTIFICATES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS RULES AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      Section 9.08 NOTICES. All demands and notices hereunder shall be in writing and shall be deemed given when delivered at (including delivery by facsimile) or mailed by registered mail, return receipt requested, postage prepaid, or by recognized overnight courier, to (i) in the case of the Depositor, IMH Assets Corp., 1401 Dove Street, Newport Beach, California 92660;
Attention: Richard Johnson, or to such other address as may hereafter be furnished to the other parties hereto in writing; (ii) in the case of the Grantor Trustee, at its Corporate Trust Office, or such other address as may hereafter be furnished to the other parties hereto in writing; or (iii) in the case of the Rating Agencies, Moody's Investors Service, Inc., 99 Church Street, 4th Floor, New York, New York 10004, Standard & Poor's, a division of the McGraw-Hill Companies, Inc., 55 Water Street, 41st Floor, New York, New York, 10041, Attention: Residential Mortgage Surveillance and Dominion Bond Rating Service, Inc., One Exchange

Plaza, 55 Broadway, Suite 1502, New York, New York 10006. Any notice delivered to the Depositor or the Grantor Trustee under this Agreement shall be effective only upon receipt. Any notice required or permitted to be mailed to a Certificateholder, unless otherwise provided herein, shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given when mailed, whether or not the Certificateholder receives such notice.

      Section 9.09 SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severed from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

      Section 9.10 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

      Section 9.11 ARTICLE AND SECTION HEADINGS. The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

      Section 9.12 COUNTERPARTS. This Agreement may be executed in two or more counterparts each of which when so executed and delivered shall be an original but all of which together shall constitute one and the same instrument.

      Section 9.13 NOTICE TO RATING AGENCIES. The article and section headings herein are for convenience of reference only, and shall not limited or otherwise affect the meaning hereof. The Grantor Trustee shall promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

      (1)   Any material change or amendment to this Agreement;

      (2) The resignation or termination of the Grantor Trustee under this Agreement;

      (3)   The final payment to Certificateholders; and

      (4)   Any change in the location of the related Payment Account.

      IN WITNESS WHEREOF, the Depositor and the Grantor Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                        IMH ASSETS CORP., as Depositor


                                        By: /s/ Richard J. Johnson
                                            ----------------------
                                        Name:  Richard J. Johnson
                                        Title: EVP, CFO

                                        DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                        solely in its capacity as Grantor
                                        Trustee and not individually


                                        By: /s/ Barbara Campbell
                                            --------------------
                                        Name:  Barbara Campbell
                                        Title: Assistant Vice President


                                        By: /s/ Brent Hoyler
                                            ----------------
                                        Name:  Brent Hoyler
                                        Title: Associate

STATE OF CALIFORNIA    )
                       ) ss.:
COUNTY OF ORANGE       )

      On the 24th day of January, 2005, before me, a notary public in and for said State, personally appeared Richard J. Johnson known to me to be the Chief Financial Officer of IMH Assets Corp., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                      /s/ Julia Williams
                                                      ------------------
                                                        Notary Public

[Notarial Seal]

STATE OF CALIFORNIA    )
                       ) ss.:
COUNTY OF ORANGE       )

      On this 28th day of January, 2005, before me personally appeared Barbara Campell, to me known, who being by me duly sworn, did depose and say, that she is an Assistant Vice President of the Indenture Trustee, one of the entities described in and which executed the above instrument; and that she signed her name thereto by like order.

                                                     Notary Public


                                                     /s/ Curtis Hall
                                                     ---------------
                                                     NOTARY PUBLIC

[NOTARIAL SEAL]

STATE OF CALIFORNIA    )
                       ) ss.:
COUNTY OF ORANGE       )

      On this 28th day of January, 2005, before me personally appeared Brent Hoyler, to me known, who being by me duly sworn, did depose and say, that he is an Associate of the Indenture Trustee, one of the entities described in and which executed the above instrument; and that she signed her name thereto by like order.

                                                     Notary Public


                                                     /s/ Curtis Hall
                                                     ---------------
                                                     NOTARY PUBLIC

[NOTARIAL SEAL]

                                   EXHIBIT A-1

                         FORM OF CLASS M-[_] CERTIFICATE

      THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HERETO AND REALIZED LOSSES ALLOCABLE HERETO. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE PROPOSED TRANSFEREE IS DEEMED TO MAKE THE REPRESENTATION IN SECTION
4.05 OF THE AGREEMENT OR UNLESS THE PROPOSED TRANSFEREE PROVIDES THE DEPOSITOR AND THE GRANTOR TRUSTEE WITH AN OPINION OF COUNSEL SATISFACTORY TO THOSE ENTITIES, WHICH OPINION WILL NOT BE AT THE EXPENSE OF THE ISSUER, THE SELLER, THE DEPOSITOR, ANY UNDERWRITER, THE OWNER TRUSTEE, THE INDENTURE TRUSTEE, THE GRANTOR TRUSTEE, THE MASTER SERVICER OR ANY SUCCESSOR SERVICER, THAT THE ACQUISTION, HOLDING AND TRANSFER OF THE CLASS M-[_] CERTIFICATES OR ANY INTERESTS THEREIN BY OR ON BEHALF OF THE PLAN INVESTOR IS PERMITTED UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE ISSUER, THE SELLER, THE DEPOSITOR, ANY UNDERWRITER, THE OWNER TRUSTEE, THE INDENTURE TRUSTEE, THE GRANTOR TRUSTEE, THE MASTER SERVICER OR ANY SUCCESSOR SERVICER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE INDENTURE OR GRANTOR TRUST AGREEMENT, AS APPLICABLE.

Certificate No. __                      Adjustable Certificate Interest Rate

Class M-[_] Mezzanine

Date of Grantor Trust                   Aggregate Initial Current Principal
Agreement: January 28, 2005             Amount of this Certificate as of the
Cut-off Date: $____________

Cut-off Date: January 1, 2005

First Payment Date:                     Initial Current Principal Amount of this
February 25, 2005                       Certificate as of the Cut-off Date:
$____________

Assumed Final Payment Date:             CUSIP:___________
April 25, 2035

                       IMPAC CMB GRANTOR TRUST 2005-1-[_]
                            GRANTOR TRUST CERTIFICATE
                                  SERIES 2005-1

            evidencing a fractional undivided interest in the payments allocable to the Class M-[_] Certificates with respect to Trust Fund [_] consisting primarily of the Underlying Class M-[_]-[_] Bonds and the Underlying Class M-[_]-[_] Bonds sold by IMH ASSETS CORP.

      This Certificate is payable solely from the assets of Trust Fund [_], and does not represent an obligation of or interest in IMH Assets Corp., the Master Servicer or the Grantor Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the Underlying Class M-[_]-[_] Bonds or Class M-[_]-[_] Bonds are guaranteed or insured by any governmental entity or by IMH Assets Corp., the Grantor Trustee or any of its affiliates or any other person. None of IMH Assets Corp. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

      This certifies that Cede & Co. is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust ("Trust Fund [_]") consisting primarily of two bonds (collectively, the "Underlying Bonds") sold by IMH Assets Corp. Trust Fund [_] was created pursuant to the Grantor Trust Agreement dated as of the Cut-off Date specified above (the "Agreement"), between IMH Assets Corp., as seller (the "Depositor"), and Deutsche Bank National Trust Company, as grantor trustee (the "Grantor Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the

Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

      Interest on this Certificate will accrue during the month prior to the month in which a Payment Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum rate equal to the Certificate Interest Rate set forth above. The Grantor Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Payment Date"), commencing on the First Payment Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the calendar month preceding the month of such Payment Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Payment Date is the first anniversary of the Payment Date immediately following the latest scheduled maturity date of any Mortgage Loan and is not likely to be the date on which the Current Principal Amount of this Class of Certificates will be reduced to zero.

      Payments on this Certificate will be made by the Grantor Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Grantor Trustee in writing as specified in the Agreement, by wire transfer. Notwithstanding the above, the final payment on this Certificate will be made after due notice by the Grantor Trustee of the pendency of such payment and only upon presentation and surrender of this Certificate at the office or agency appointed by the Grantor Trustee for that purpose and designated in such notice. The Initial Current Principal Amount of this Certificate is set forth above. The Current Principal Amount hereof will be reduced to the extent of payments allocable to principal hereon and any Realized Losses allocable hereto.

      This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates"), issued in one Class. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in Trust Fund [_] formed pursuant to the Agreement.

      The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to Trust Fund [_] for payment hereunder and that the Grantor Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

      This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Grantor Trustee.

      The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Agreement from time to time by the Depositor and the Grantor Trustee with the consent of the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 66-2/3% (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Fractional Undivided Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

      As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Grantor Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Grantor Trustee for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Grantor Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee. The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

      No service charge will be made to the Certificateholders for any such registration of transfer, but the Grantor Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Depositor, the Grantor Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of Depositor, the Grantor Trustee or any such agent shall be affected by notice to the contrary. The obligations created by the Agreement and Trust Fund [_] created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the last payment made with respect to the Underlying Class M-[_] Bonds and Class M-[_]-[_] Bonds. In no event, however, will Trust Fund [_] created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

      Unless this Certificate has been countersigned by an authorized signatory of the Grantor Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

      IN WITNESS WHEREOF, the Grantor Trustee has caused this Certificate to be duly executed.

Dated: January 28, 2005                    DEUTSCHE BANK NATIONAL TRUST COMPANY,

                                           Not in its individual capacity but
                                           solely as Grantor Trustee


                                           By:
                                              ----------------------------------
                                              Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

      This is one of the Certificates referred to in the within-mentioned Agreement.

                                           DEUTSCHE BANK NATIONAL TRUST COMPANY
                                           Authorized signatory of Deutsche Bank
                                           National Trust Company, not in its
                                           individual capacity but solely as
                                           Grantor Trustee


                                           By:
                                              ----------------------------------
                                              Authorized Signatory

                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ____________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of Trust Fund |_|.

      I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: __________________________________________
________________________________________________________________________________
________________________________________________________________________________


Dated:
                                       -----------------------------------------
                                       Signature by or on behalf of assignor


                                       -----------------------------------------
                                       Signature Guaranteed

                              PAYMENT INSTRUCTIONS

      The assignee should include the following for purposes of payment:

      Payments shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________ for the
account of _______________________________ account number __________, or, if mailed by check, to _________________________________________. Applicable
statements should be mailed to ________________________________________________.
This information is provided by _______________________________________, the assignee named above, or ____________________________, as its agent.

                                   EXHIBIT A-2

                         FORM OF CLASS A-IO CERTIFICATE

      THE CURRENT NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED ACCORDING TO A SCHEDULE AS SET FORTH BELOW. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT NOTIONAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE PROPOSED TRANSFEREE IS DEEMED TO MAKE THE REPRESENTATION IN SECTION
4.05 OF THE AGREEMENT OR UNLESS THE PROPOSED TRANSFEREE PROVIDES THE DEPOSITOR AND THE GRANTOR TRUSTEE WITH AN OPINION OF COUNSEL SATISFACTORY TO THOSE ENTITIES, WHICH OPINION WILL NOT BE AT THE EXPENSE OF THE ISSUER, THE SELLER, THE DEPOSITOR, ANY UNDERWRITER, THE OWNER TRUSTEE, THE INDENTURE TRUSTEE, THE GRANTOR TRUSTEE, THE MASTER SERVICER OR ANY SUCCESSOR SERVICER, THAT THE ACQUISTION, HOLDING AND TRANSFER OF THE CLASS A-IO-[_] CERTIFICATES OR ANY INTERESTS THEREIN BY OR ON BEHALF OF THE PLAN INVESTOR IS PERMITTED UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE ISSUER, THE SELLER, THE DEPOSITOR, ANY UNDERWRITER, THE OWNER TRUSTEE, THE INDENTURE TRUSTEE, THE GRANTOR TRUSTEE, THE MASTER SERVICER OR ANY SUCCESSOR SERVICER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE INDENTURE OR GRANTOR TRUST AGREEMENT, AS APPLICABLE.

Certificate No. __                       Adjustable Certificate Interest Rate
Class A-IO Certificate

Date of Grantor Trust                    Aggregate Initial Current Notional
Agreement: January 28, 2005              Amount of this Certificate as of the
Cut-off Date: $____________

Cut-off Date: January 1, 2005

First Payment Date:                      Initial Current Notional Amount of this
February 25, 2005                        Certificate as of the Cut-off Date:
$____________

Assumed Final Payment Date:              CUSIP: ___________
April 25, 2035

                       IMPAC CMB GRANTOR TRUST 2005-1-[_]
                            GRANTOR TRUST CERTIFICATE
                                  SERIES 2005-1

            evidencing a fractional undivided interest in the payments allocable to the Class A-IO Certificates with respect to Trust Fund 7 consisting primarily of the Underlying Class A-IO-1 Bonds and the Underlying Class A-IO-2 Bonds sold by IMH ASSETS CORP.

      This Certificate is payable solely from the assets of Trust Fund 8, and does not represent an obligation of or interest in IMH Assets Corp., the Master Servicer or the Grantor Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the Underlying Class A-IO-1 Bonds or Class A-IO-2 Bonds are guaranteed or insured by any governmental entity or by IMH Assets Corp., the Grantor Trustee or any of its affiliates or any other person. None of IMH Assets Corp. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

      This certifies that Cede & Co. is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust ("Trust Fund 8") consisting primarily of two bonds (collectively, the "Underlying Bonds") sold by IMH Assets Corp. Trust Fund 7 was created pursuant to the Grantor Trust Agreement dated as of the Cut-off Date specified above (the "Agreement"), between IMH Assets Corp., as seller (the "Depositor"), and Deutsche Bank National Trust Company, as grantor trustee (the "Grantor Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

      Interest on this Certificate will accrue during the month prior to the month in which a Payment Date (as hereinafter defined) occurs on the Current Notional Amount hereof at a per annum rate equal to the Certificate Interest Rate set forth above. The Grantor Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Payment Date"), commencing on the First Payment Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the calendar month preceding the month of such Payment Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount (of interest) required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Payment Date is the first anniversary of the Payment Date immediately following the latest scheduled maturity date of any Mortgage Loan and is not likely to be the date on which the Current Notional Amount of this Class of Certificates will be reduced to zero.

      Payments on this Certificate will be made by the Grantor Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Grantor Trustee in writing as specified in the Agreement, by wire transfer. Notwithstanding the above, the final payment on this Certificate will be made after due notice by the Grantor Trustee of the pendency of such payment and only upon presentation and surrender of this Certificate at the office or agency appointed by the Grantor Trustee for that purpose and designated in such notice. The Initial Current Notional Amount of this Certificate is set forth above. The "Notional Amount" of this Bond, immediately prior to the related Payment Date, for the February 2005 Payment Date, is $1,250,000,000, for the March 2005 Payment Date, $1,186,829,271, for the April 2005 Payment Date, $1,099,349,173, for the May 2005 Payment Date, $1,018,316,110, for the June 2005
Payment Date, $943,254,797, for the July 2005 Payment Date, $873,725,325, and for each Payment Date thereafter, $0.

      This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates"), issued in one Class. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in Trust Fund 8 formed pursuant to the Agreement.

      The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to Trust Fund 8 for payment hereunder and that the Grantor Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

      This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Grantor Trustee.

      The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Agreement from time to time by the Depositor and the Grantor Trustee with the consent of the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 66-2/3% (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Fractional Undivided Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

      As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Grantor Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Grantor Trustee for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Grantor Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee. The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

      No service charge will be made to the Certificateholders for any such registration of transfer, but the Grantor Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Depositor, the Grantor Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of Depositor, the Grantor Trustee or any such agent shall be affected by notice to the contrary. The obligations created by the Agreement and Trust Fund 7 created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the last payment made with respect to the Underlying Class A-IO-1 Bonds and Class A-IO-2 Bonds. In no event, however, will Trust Fund 8 created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

      Unless this Certificate has been countersigned by an authorized signatory of the Grantor Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

      IN WITNESS WHEREOF, the Grantor Trustee has caused this Certificate to be duly executed.

Dated: January 28, 2005                  DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                         Not in its individual capacity but
                                         solely as Grantor Trustee


                                         By:
                                            ------------------------------------
                                            Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

      This is one of the Certificates referred to in the within-mentioned Agreement.

                                         DEUTSCHE BANK NATIONAL TRUST COMPANY
                                         Authorized signatory of Deutsche Bank
                                         National Trust Company, not in its
                                         individual capacity but solely as
                                         Grantor Trustee


                                         By:
                                            ------------------------------------
                                            Authorized Signatory

                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ____________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of Trust Fund |_|.

      I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: __________________________________________
________________________________________________________________________________
________________________________________________________________________________


Dated:
                                       -----------------------------------------
                                       Signature by or on behalf of assignor


                                       -----------------------------------------
                                       Signature Guaranteed

                              PAYMENT INSTRUCTIONS

      The assignee should include the following for purposes of payment:

      Payments shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________ for the
account of _______________________________ account number __________, or, if mailed by check, to _________________________________________. Applicable
statements should be mailed to ________________________________________________.
This information is provided by _______________________________________, the assignee named above, or ____________________________, as its agent.

                                   EXHIBIT A-3

                         FORM OF CLASS B-[_] CERTIFICATE

      THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HERETO AND REALIZED LOSSES ALLOCABLE HERETO. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE PROPOSED TRANSFEREE IS DEEMED TO MAKE THE REPRESENTATION IN SECTION
4.05 OF THE AGREEMENT OR UNLESS THE PROPOSED TRANSFEREE PROVIDES THE DEPOSITOR AND THE GRANTOR TRUSTEE WITH AN OPINION OF COUNSEL SATISFACTORY TO THOSE ENTITIES, WHICH OPINION WILL NOT BE AT THE EXPENSE OF THE ISSUER, THE SELLER, THE DEPOSITOR, ANY UNDERWRITER, THE OWNER TRUSTEE, THE INDENTURE TRUSTEE, THE GRANTOR TRUSTEE, THE MASTER SERVICER OR ANY SUCCESSOR SERVICER, THAT THE ACQUISTION, HOLDING AND TRANSFER OF THE CLASS B-[_] CERTIFICATES OR ANY INTERESTS THEREIN BY OR ON BEHALF OF THE PLAN INVESTOR IS PERMITTED UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE ISSUER, THE SELLER, THE DEPOSITOR, ANY UNDERWRITER, THE OWNER TRUSTEE, THE INDENTURE TRUSTEE, THE GRANTOR TRUSTEE, THE MASTER SERVICER OR ANY SUCCESSOR SERVICER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE INDENTURE OR GRANTOR TRUST AGREEMENT, AS APPLICABLE.

Certificate No. __                      Adjustable Certificate Interest Rate

Class B-[_] Mezzanine

Date of Grantor Trust                   Aggregate Initial Current Principal
Agreement: January 28, 2005             Amount of this Certificate as of the
Cut-off Date: $____________

Cut-off Date: January 1, 2005

First Payment Date:                     Initial Current Principal Amount of this
February 25, 2005                       Certificate as of the Cut-off Date:
$____________

Assumed Final Payment Date:             CUSIP: ___________
April 25, 2035

                       IMPAC CMB GRANTOR TRUST 2005-1-[_]
                            GRANTOR TRUST CERTIFICATE
                                  SERIES 2005-1

            evidencing a fractional undivided interest in the payments allocable to the Class B-[_] Certificates with respect to Trust Fund [_] consisting primarily of the Underlying Class B-1 Bonds and the Underlying Class B-2 Bonds sold by IMH ASSETS CORP.

      This Certificate is payable solely from the assets of Trust Fund 7, and does not represent an obligation of or interest in IMH Assets Corp., the Master Servicer or the Grantor Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the Underlying Class B-1 Bonds or Class B-2 Bonds are guaranteed or insured by any governmental entity or by IMH Assets Corp., the Grantor Trustee or any of its affiliates or any other person. None of IMH Assets Corp. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

      This certifies that Cede & Co. is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust ("Trust Fund 7") consisting primarily of two bonds (collectively, the "Underlying Bonds") sold by IMH Assets Corp. Trust Fund 7 was created pursuant to the Grantor Trust Agreement dated as of the Cut-off Date specified above (the "Agreement"), between IMH Assets Corp., as seller (the "Depositor"), and Deutsche Bank National Trust Company, as grantor trustee (the "Grantor Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

      Interest on this Certificate will accrue during the month prior to the month in which a Payment Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum rate equal to the Certificate Interest Rate set forth above. The Grantor Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Payment Date"), commencing on the First Payment Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the calendar month preceding the month of such Payment Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Payment Date is the first anniversary of the Payment Date immediately following the latest scheduled maturity date of any Mortgage Loan and is not likely to be the date on which the Current Principal Amount of this Class of Certificates will be reduced to zero.

      Payments on this Certificate will be made by the Grantor Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Grantor Trustee in writing as specified in the Agreement, by wire transfer. Notwithstanding the above, the final payment on this Certificate will be made after due notice by the Grantor Trustee of the pendency of such payment and only upon presentation and surrender of this Certificate at the office or agency appointed by the Grantor Trustee for that purpose and designated in such notice. The Initial Current Principal Amount of this Certificate is set forth above. The Current Principal Amount hereof will be reduced to the extent of payments allocable to principal hereon and any Realized Losses allocable hereto.

      This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates"), issued in one Class. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in Trust Fund 7 formed pursuant to the Agreement.

      The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to Trust Fund 7 for payment hereunder and that the Grantor Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

      This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Grantor Trustee.

      The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Agreement from time to time by the Depositor and the Grantor Trustee with the consent of the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 66-2/3% (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Fractional Undivided Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

      As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Grantor Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Grantor Trustee for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Grantor Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee. The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

      No service charge will be made to the Certificateholders for any such registration of transfer, but the Grantor Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Depositor, the Grantor Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of Depositor, the Grantor Trustee or any such agent shall be affected by notice to the contrary. The obligations created by the Agreement and Trust Fund 7 created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the last payment made with respect to the Underlying Class B-1 Bonds and Class B-2 Bonds. In no event, however, will Trust Fund 7 created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

      Unless this Certificate has been countersigned by an authorized signatory of the Grantor Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

      IN WITNESS WHEREOF, the Grantor Trustee has caused this Certificate to be duly executed.

Dated: January 28, 2005                   DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                          Not in its individual capacity but
                                          solely as Grantor Trustee


                                          By:
                                             -----------------------------------
                                             Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Certificates referred to in the within-mentioned Agreement.

                                          DEUTSCHE BANK NATIONAL TRUST COMPANY
                                          Authorized signatory of Deutsche Bank
                                          National Trust Company, not in its
                                          individual capacity but solely as
                                          Grantor Trustee


                                          By:
                                             -----------------------------------
                                             Authorized Signatory

                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ____________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of Trust Fund [_].

      I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: __________________________________________
________________________________________________________________________________
________________________________________________________________________________


Dated:
                                      ------------------------------------------
                                      Signature by or on behalf of assignor


                                      ------------------------------------------
                                      Signature Guaranteed

                              PAYMENT INSTRUCTIONS

      The assignee should include the following for purposes of payment:

      Payments shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________ for the
account of _______________________________ account number __________, or, if mailed by check, to _________________________________________. Applicable
statements should be mailed to ________________________________________________.
This information is provided by _______________________________________, the assignee named above, or ____________________________, as its agent.

                                    EXHIBIT B

                           COPIES OF UNDERLYING BONDS

                                    EXHIBIT C

                         UNDERLYING OPERATIVE DOCUMENTS


                                      C-1